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                                                   Draft of June 26, 1997

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                          VALASSIS COMMUNICATIONS, INC.
                            (A DELAWARE CORPORATION)

                        10,400,000 SHARES OF COMMON STOCK

                           (PAR VALUE $.01 PER SHARE)

                             U.S. PURCHASE AGREEMENT

Dated:  July   , 1997

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                          VALASSIS COMMUNICATIONS, INC.
                            (a Delaware corporation)

                        10,400,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                             U.S. PURCHASE AGREEMENT
                             -----------------------

                                                                          , 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
            Corporation
  as Representatives of the several U.S. Underwriters
c/o Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

                  Valassis Communications, Inc., a Delaware corporation (the "Company") and Conpress International (Netherlands Antilles) N.V., a
Netherlands Antilles private limited liability company (the "Selling Stockholder"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other U.S. Underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (in such capacity, the "U.S. Representatives"), with respect to (i) the sale by the Selling Stockholder and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedule A hereto and (ii) the grant by the Selling Stockholder to the U.S. Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to pur-



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chase all or any part of 1,560,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 10,400,000 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the 1,560,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "U.S. Option Securities") are hereinafter called, collectively, the "U.S. Securities."

                  It is understood that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the offering by the Selling Stockholder of an aggregate of 2,600,000 shares of Common Stock (the "Initial International Securities") through arrangements with certain underwriters outside the United States and Canada (the "International Managers") for which Merrill Lynch International, Morgan Stanley & Co. International Limited, Bear, Stearns International Limited and Donaldson, Lufkin & Jenrette Securities Corporation are acting as lead managers (the "Lead Managers") and the grant by the Selling Stockholder to the International Managers, acting severally and not jointly, of an option to purchase all or a part of the International Managers' pro rata portion of up to 390,000 additional shares of Common Stock solely to cover over-allotments, if any (the "International Option Securities" and, together with the U.S. Option Securities, the "Option Securities"). The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." It is understood that the Selling Stockholder is not obligated to sell and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

                  The U.S. Underwriters and the International Managers are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and the U.S. Securities and the International Securities are hereinafter collectively called the "Securities."

                  The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

                  The Company and the Selling Stockholder understand that the U.S. Underwriters propose to make a public offering of



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the U.S. Securities as soon as the U.S. Representatives deem advisable after this Agreement has been executed and delivered.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-28685) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the captions "Underwriting" and "Available Information" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Tax Consequences to Non-U.S. Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and



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the final Form of International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus, dated June 11, 1997, and the preliminary International Prospectus, dated June 11, 1997, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

                  SECTION 1.  Representations and Warranties.

                  (a) REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to each U.S. Underwriter and the Selling Stockholder as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each U.S. Underwriter and the Selling Stockholder, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule


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462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectuses nor any amendments or supplements thereto at the time the Prospectuses or any such amendment or supplement was issued and at the Closing Time (and, if any U.S. Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement or either of the Prospectuses.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectuses, at the time they were


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or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. Ernst & Young LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                   (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial information and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and which are required to be disclosed in the Registration Statement and the Prospectuses,



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and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                   (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, has corporate power and authority to own, lease or operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. The only subsidiaries of the Company, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company at March 31, 1997 was as is set forth in the Prospectuses under the caption "Capitalization". The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreements. This Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by the Company.

                  (x) Absence of Manipulation. None of the Company or its subsidiaries or any of their respective officers and directors has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xi) Authorization and Description of Securities. The Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the in-



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struments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder.

                  (xii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the International Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement and the International Purchase Agreement, and the International Purchase Agreement, have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments the effect of which conflict, breach, default, Repayment Event, lien, charge or encumbrance would reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or any subsidiary or any of their assets, properties or operations of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xiii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either



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case, may reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company, would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                   (xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmen tal authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement or the International Purchase Agreement, in connection with the offering or sale of the Securities by the Selling Stockholder under this Agreement or the International Purchase Agreement, or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities or blue sky laws.

                 (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business as described in the Prospectuses and are in compliance with the terms and conditions of all such Governmental Li-


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censes, except where the failure so to possess such Governmental Licenses or to comply therewith would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

                  (xviii) Title to Property. Except as set forth in the Credit Agreement and the schedules thereto, the Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Compliance with Tax Laws. All material income, payroll and sales tax returns required to be filed by the Company or any of its subsidiaries, in any jurisdiction, have been so filed, and all material taxes, including related withholding taxes, penalties and interest, assessments and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                  (xx) Maintenance of Insurance. The Company and each of its subsidiaries maintain insurance policies or reserves with respect to such insurable properties, potential liabilities and occurrences that merit or require catastrophic insurance in amounts deemed adequate in the reasonable opinion of



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the Company's management; all such insurance policies are in full force and effect.

                  (xxi) Investment Company Act. The Company is not, and upon the sale of the Securities as herein contemplated will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                 (xxii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxiii) Listing. All of the Securities are listed on the New York Stock Exchange.

                  (xxiv) U.S. Real Property Interest. The Securities do not constitute a "United States real property interest" as defined in U.S. Internal Revenue Code section 897(c)(1).

                     (b) REPRESENTATIONS AND WARRANTIES BY THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants



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to each U.S. Underwriter and the Company as of the date hereof, as of the
Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each U.S. Underwriter and the Company, as follows:

                    (i) Good Standing of the Selling Stockholder. The Selling Stockholder has been duly organized and is validly existing and is in good standing as a private limited liability company under the laws of the Netherlands Antilles.

                   (ii) Accurate Disclosure. To the extent that any statements or omissions made in the Registration Statement or Prospectuses, or any amendment or supplement thereto, are made in reliance on and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use therein, each such part of the Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such part of either of the Prospectuses, or of any amendments or supplements thereto, at the time it was issued and as of the Closing Time, did not include nor will it include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Stockholder is not prompted to sell the Securities to be sold by the Selling Stockholder hereunder in a manner which would constitute a violation of the 1933 Act, the 1934 Act or the respective rules and regulations thereunder by any material nonpublic information concerning the Company or any subsidiary of the Company known to the Selling Stockholder which is not set forth in the Prospectuses. The Company and the Underwriters acknowledge that the statements relating to such Selling Stockholder under the heading "Prospectus Summary -- The Selling Stockholder and Related Transactions" and "Principal and Selling Stockholders" in the Registration Statement and the Prospectuses constitute the only information furnished by or on behalf of such Selling Stockholder for inclusion in the Registration Statement or any Prospectus.

                  (iii) Authorization of Agreements. The Selling Stockholder has the full right, power and authority to enter into this Agreement and the International Purchase Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder and thereunder. The execution and delivery of this Agreement and the International Purchase Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation by the Selling Stockholders of the transactions contemplated in the



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Agreement and the International Purchase Agreement and compliance by the
Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject the effect of which conflict, breach, default, lien, charge or encumbrance would reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby or by the International Purchase Agreement, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

                   (iv) Good and Valid Title. The Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the International Purchase Agreement and other than the pledges of such Securi ties to Westpac Custodian Nominees Limited ("Westpac") as described in the Prospectuses, which pledges shall be fully released at the Closing Time with respect to the Securities or, with respect to Option Securities, on the Date of Delivery; and upon delivery of such Securities and payment of the purchase price therefor as herein and therein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and valid title to the Securities purchased by it from the Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                    (v) Absence of Manipulation. None of the Selling Stockholder, its affiliates or any of their respective officers or directors has taken, and none will take, directly or indirectly, any action which is designed to or which has consti-

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


tuted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                   (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations under this Agreement or the International Purchase Agreement, or in connection with its sale and delivery of the Securities under this Agreement or the International Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the International Purchase Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities or blue sky laws.

                  (vii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by the Selling Stockholder pursuant to this Agreement and the International Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been obtained and will be made available for delivery to the Underwriters pursuant to this Agreement and the International Purchase Agreement.

                  (viii) No Association with NASD. Neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc. which will participate in the offering or distribution of the Securities.

                  (ix) No Transaction Taxes. None of (i) the U.S. Purchase Agreement or the International Purchase Agreement or (ii) the issuance, sale and delivery of the Securities to the Underwriters upon payment therefor as contemplated by this Agreement and the International Purchase Agreement are subject to any registration tax stamp duty or similar tax, duty, impost or levy imposed by any governmental agency of the Netherlands Antilles or any political subdivision thereof.

                  (x) Waiver of Immunities. The Selling Stockholder and its obligations under this Agreement and the International Purchase Agreement are subject to civil and commercial law and

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


suit in the Netherlands Antilles and neither the Selling Stockholder nor any of its properties, assets or revenues has any right of immunity under the laws of the Netherlands Antilles or New York from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court of the Netherlands Antilles, New York or the United States, from service of process, attachment upon or prior to judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or other matter arising out of or in connection with this Agreement or the International Purchase Agreement and, to the extent that the Selling Stockholder or any of the Selling Stockholder's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which any such proceedings may at any time be commenced, the Selling Stockholder has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14.

                   (xi) Consent to Jurisdiction; Appointment of Agent for Service of Process. The Selling Stockholder has the power to submit, and pursuant to this Agreement and the International Purchase Agreement has legally, validly, effectively and irrevocably submitted to the personal jurisdiction of any federal or state court in the Borough of Manhattan, City of New York, State of New York, and has the power to designate, appoint and empower, and pursuant to the separate written instrument referred to in Section 14, has legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process for any suit or proceeding based on or arising under this Agreement or the International Purchase Agreement in any federal or state court in the Borough of Manhattan, City of New York, State of New York, as provided in Section 14.

                  (xii) Enforceability of New York Judgment. There is no reason why the enforcement in the Netherlands Antilles of a judgment in respect of this Agreement or the International Purchase Agreement would be contrary to the laws of the Netherlands Antilles, national sovereignty or public policy or "good morals" (as set forth in the laws of the Netherlands Antilles) and the Selling Stockholder is not aware of any provision of this Agreement or the International Purchase Agreement which would for any reason not be upheld by the courts of the Netherlands Antilles.

                  (c) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the U.S. Representatives or to counsel for the U.S. Un-

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



derwriters shall be deemed a representation and warranty by the Company to each U.S. Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the U.S. Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder as to the matters covered thereby.

                  SECTION 2. Sale and Delivery to U.S. Underwriters; Closing.

                  (a) INITIAL U.S. SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule B, that proportion of the number of Initial U.S. Securities set forth in Schedule A, plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among such U.S. Underwriters as the U.S. Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

                  (b) U.S. OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 1,560,000 shares of Common Stock, at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial U.S. Securities but not payable on the U.S. Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the U.S. Representatives to the Selling Stockholder setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the U.S. Representatives, but shall not be later than seven full business days after the exercise of said option, unless otherwise agreed by the U.S. Representatives and the Selling Stockholder, nor in any event prior to the Closing Time, as hereinafter defined. If the op-tion is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities then being purchased which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities, subject in each case to such adjustments as the U.S. Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 or at such other place as shall be agreed upon by the U.S. Representatives and the Company and the Selling Stockholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the U.S. Representatives and the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the U.S. Representatives and the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the U.S. Representatives to the Company and the Selling Stockholder.

                  Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated to Merrill Lynch not later than two business days preceding the Closing Time by the Selling Stockholder against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the Securities to be purchased by them. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose funds have not been received by the

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



Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder.

                  (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3. Covenants. (a) Covenants of the Company. The Company covenants with each U.S. Underwriter and with the Selling Stockholder as follows:

                  (i) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. The Company, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the U.S. Representatives and the Selling Stockholder immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (ii) FILING OF AMENDMENTS. The Company will give the U.S. Representatives and the Selling Stockholder notice of

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



its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectuses included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the U.S. Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the U.S. Representatives or counsel for the U.S. Underwriters shall object.

                  (iii) DELIVERY OF REGISTRATION STATEMENTS. The Company has furnished or will deliver to the U.S. Representatives and the Selling Stockholder and their respective counsel, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the U.S. Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the U.S. Underwriters and the Selling Stockholder will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (iv) DELIVERY OF PROSPECTUSES. The Company has delivered to each U.S. Underwriter, without charge, as many copies of each preliminary prospectus as such U.S. Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the U.S. Prospectus (as amended or supplemented) as such U.S. Underwriter may reasonably request. The U.S. Prospectus and any amendments or supplements thereto furnished to the U.S. Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (v) CONTINUED COMPLIANCE WITH SECURITIES LAWS. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the International Purchase Agreement and in the Prospectuses. If at any time when a pro-

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



spectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the U.S. Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectuses in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectuses in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the U.S. Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                   (vi) BLUE SKY QUALIFICATIONS. The Company will use its best efforts, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the U.S. Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (vii) RULE 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of
Section 11(a) of the 1933 Act.

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



                 (viii) RESTRICTION ON SALE OF SECURITIES. During a period of 120 days from the date of the Prospectuses, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold under this Agreement and the International Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses,
(C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses or incorporated by reference therein or in any Proxy Statement filed with the Commission, in each case, as in effect on the date hereof or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, in each case, as in effect on the date hereof.

                   (ix) REPORTING REQUIREMENTS. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                    (x) For a period of two years after the Closing Time, the Company will furnish to you and, upon request, to each other Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                     (b) COVENANTS OF THE SELLING STOCKHOLDER. The Selling Stockholder covenants with each U.S. Underwriter as follows:

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



                    (i) RESTRICTION ON SALE OF SECURITIES. During a period of 120 days from the date of the Prospectuses, the Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, whether now owned or hereafter acquired, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the International Purchase Agreement, (B) sales of Common Stock to the Company pursuant to the Option Agreement dated May 9, 1996 among the Company, Conpress Cayman LDC and Consolidated Press International Limited, as assigned to the Selling Stockholder by an assignment dated June 5, 1997, as in effect on the date hereof (provided that such sales do not exceed, in the aggregate, 808,400 shares), (C) the pledge of Common Stock to a bank pursuant to a credit facility of the Selling Stockholder or any of its affiliates and (D) any transfers to affiliates of the Selling Stockholder.

                   (ii) INDEMNIFICATION FOR STAMP TAXES. The Selling Stockholder agrees to indemnify and hold harmless the Underwriters against any documentary, stamp or similar transfer tax, or fees, including any interest and penalties, which are or may be required to be paid in connection with the Offering and sale of the Securities by the Underwriters or on the execution or delivery of this Agreement and the International Purchase Agreement.

                  SECTION 4.  Payment of Expenses.

                  (a) EXPENSES. Subject to Section 4(b) below, the Company and the Selling Stockholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the International Purchase Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale or delivery of the Securities, (iii) the

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


preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the U.S. Underwriters and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,
(viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the fees and expenses incurred in connection with any listing of any Securities on the New York Stock Exchange, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, (xi) stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (xii) the fees and disbursements of the Selling Stockholder's counsel, accountants and other advisors.

                  [(b) EXPENSES PAID BY THE SELLING STOCKHOLDER. The Company and the Selling Stockholder have agreed that the Selling Stockholder will be responsible for the payment of all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, excluding the fees and disbursements of the Company's counsel.]

                  (c) TERMINATION OF AGREEMENT. If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5,
Section 9(a)(i) or Section 11 hereof, the Company and the Selling Stockholder shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters.

                  (d) ALLOCATION OF EXPENSES. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholder may make for the sharing of such costs and expenses.

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



                  SECTION 5. CONDITIONS OF U.S. UNDERWRITERS' OBLIGATIONS. The obligations of the several U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by each of the Company and the Selling Stockholder of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) OPINION OF COUNSEL FOR COMPANY. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of McDermott, Will & Emery, counsel for the Company, in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit A hereto.

                  (c) OPINIONS OF COUNSEL FOR THE SELLING STOCK HOLDER. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Debevoise & Plimpton, U.S. counsel for the Selling Stockholder, in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit B-1 hereto. In addition, at Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Halley, Blaauw & Navarro, special Netherlands Antilles counsel for the Selling Stockholder, in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, together with signed or re-

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



produced copies of such letter for each of the other U.S. Underwriters to the effect set forth in Exhibit B-2 hereto.

                  (d) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the U.S. Representatives shall have received the favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel, counsel for the U.S. Underwriters, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters with respect to the matters set forth in clauses (i), (ii),
(v), (vii), (viii), (ix), (xi) and (xiv) (solely as to the information in the Prospectuses under "Description of Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the U.S. Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (e) OFFICERS' CERTIFICATE. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospec tuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives and the Selling Stockholder shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
(iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) CERTIFICATE OF SELLING STOCKHOLDER. At Closing Time, the U.S. Representatives shall have received a certificate of a managing director of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same

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force and effect as though expressly made at and as of Closing Time and (ii) the
Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the U.S. Representatives and the Selling Stockholder shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the U.S. Representatives, together with signed or reproduced copies of such letter for each of the other U.S. Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

                  (h) BRING-DOWN COMFORT LETTER. At Closing Time, the U.S. Representatives and the Selling Stockholder shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three (four, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business days prior to Closing Time.

                  (i) LOCK-UP AGREEMENTS. At the date of this Agreement, the U.S. Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

                  (j) RELEASE OF PLEDGES. The pledges (the "Pledges") of the Securities by the Selling Stockholder to Westpac, as described in the Prospectuses and pursuant to a Stock Pledge Agreements between the Selling Stockholder and Westpac, will be fully and completely released on or prior to the Closing Time. The U.S. Representatives shall have received such documents as reasonably required to evidence the full and complete release by Westpac of the Pledges.

                  (k) CONSUMMATION OF SALE OF INTERNATIONAL SECURITIES. The sale of the International Securities pursuant to the International Purchase Agreement shall have been consummated simultaneously with the sale of the U.S. Securities hereby.

                  (l) NO OBJECTION. The NASD has confirmed that it has not raised any objection with respect to the fairness and

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


reasonableness of the underwriting terms and arrangements contemplated by this Agreement.

                  (m) TREASURY CERTIFICATE. The Company shall have furnished to the Selling Stockholder and the U.S. Representatives a certificate dated as of the Closing Time (x) pursuant to U.S. Treasury Regulation section 1.897-2(g) stating that the Securities do not constitute a United States real property interest and (y) stating that the Company has complied with the requirements of U.S. Treasury Regulation section 1.897-2(h)(2) or 1.897-2(h)(4) in relation to the statement referred to in clause (x) of this paragraph.

                  (n) CONDITIONS TO PURCHASE OF U.S. OPTION SECURITIES. In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stock holder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the U.S. Representatives and, in the case of items referred to in clauses (i), (vi) and (vii), the Selling Stockholder, shall have received:

                   (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Selling Stockholder. A certificate, dated such Date of Delivery, of a managing director of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                 (iii) Opinion of Counsel for Company. The favorable opinion of McDermott, Will & Emery, counsel for the Company, in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iv) Opinions of Counsel for the Selling Stockholder. The favorable opinion of each of (i) Debevoise & Plimpton, U.S. counsel for the Selling Stockholder, and (ii) Halley,

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






         Blaauw & Navarro, special Netherlands Antilles counsel for the Selling Stockholder, each opinion in form and substance reasonably satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of De livery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                   (v) Opinion of Counsel for Underwriters. The favorable opinion of Cahill Gordon & Reindel, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

                 (vii) Treasury Certificate. A certificate dated such Date of Delivery to the same effect as the certificate required by
         Section 5(m) hereof.

                  (o) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery counsel for the U.S. Underwriters shall have been furnished with such information, certificates and documents as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all corporate proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

                  (p) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of U.S. Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several U.S. Underwriters to purchase the relevant U.S. Option Securities, may be terminated by the U.S. Representatives by notice to the Company and the Selling Stockholder at any time at or prior to Closing Time or such Date of

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






Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

                  (q) SELLING STOCKHOLDER. The certificates and letters to be delivered to the Selling Stockholder pursuant to subsections (e), (g), (h), (m) and (n)(i), (vi) and (vii) of this Section 5 shall be deemed to be adequately delivered for purposes of this Agreement and the International Purchase Agreement if such certificate or letter is addressed to the Selling Stockholder and is otherwise substantially similar to the corresponding certificate or letter to be delivered to the Underwriters.

                  SECTION 6.  Indemnification.

                  (a) INDEMNIFICATION OF UNDERWRITERS BY THE COMPANY. The Company agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Under writer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the "U.S. Underwriter Indemnitees"), as follows:

                   (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such

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





         settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to the fifth sentence of Section 6(d), the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (i) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) and (ii) that, as to any preliminary prospectus, this indemnity agreement shall not inure to the benefit of any U.S. Underwriter on account of any loss, claim, damage, liability or action arising from the fact that such U.S. Underwriter sold Securities to a person as to whom the Company shall sustain the burden of proving that such person was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus, which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and the claims asserted by such person do not include allegations of other untrue statements or omissions made in such preliminary prospectus which was not corrected in the Prospectus or in the Prospectus as then amended or supplemented which allegations are upheld by a final judgment.

                  (b) INDEMNIFICATION OF THE U.S. UNDERWRITERS BY THE SELLING STOCKHOLDER. Subject to Section 6(g), the Selling Stockholder agrees to indemnify and hold harmless each of the U.S. Underwriter Indemnitees against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only

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


with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                  (c) INDEMNIFICATION OF COMPANY, DIRECTORS AND OFFICERS AND SELLING STOCKHOLDER. Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the "Company Indemnitees"), and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the "Selling Stockholder Indemnitees") against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Under writer through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                  (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereun der, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to any Company Indemnitees shall be satisfactory to the Company and coun-

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




sel to any Selling Stockholder Indemnitees shall be satisfactory to the Selling Stockholder. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying parties receiving the notice required under the first sentence hereof, may assume the defense of such action at its own expense with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability on all claims that were or could have been made by all parties to such claim, arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided, however, if at any time an indemnified party

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


shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 6(e) offered without its written consent if (x) such indemnifying party reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable; and (y) such indemnifying party provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (f) OTHER AGREEMENTS WITH RESPECT TO INDEMNIFICATION. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to indemnification.

                  (g) SELLING STOCKHOLDER'S LIMITATION. The Selling Stockholder shall not be responsible for the payment of an amount, pursuant to this Section 6, which exceeds the aggregate gross proceeds (net of underwriting discount) to the Selling Stockholder from the sale of the Securities by the Selling Stockholder hereunder.

                  SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall severally contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling

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






Stockholder and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the U.S. Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the U.S. Securities as set forth on such cover.

                  The relative fault of the Company and the Selling Stockholder on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the foregoing provisions of this Section 7,
(A) no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the U.S. Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (B) the Selling Stockholder shall not be required to contribute any amount under this Section 7 (i) in excess of the amount by which the gross proceeds (net of underwriting discount) to the Selling Stockholder from the sale of the Securities by the Selling Securities hereunder exceeds the aggregate amount that the Selling Stockholder has otherwise paid pursuant to Section 6(b) and (ii) except to the extent the Selling Stockholder would have been liable to indemnify under Section 6 if such indemnification were enforceable under applicable law.

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




                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be.
The U.S. Underwriters' respective obligations to contribute pursuant to this
Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

                  The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to contribution.

                  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the U.S. Securities to the U.S. Underwriters.

                  SECTION 9.  Termination of Agreement.

                  (a) TERMINATION; GENERAL. The U.S. Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a pro-

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


spective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the Underwriters. If one or more of the U.S. Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of U.S. Securities to be purchased on such date, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of U.S. Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the U.S. Underwriters to purchase and of the Sell-

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



         ing Stockholder to sell the U.S. Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the U.S. Underwriters to purchase and the Company to sell the relevant U.S. Option Securities, as the case may be, either (i) the U.S. Representatives or
(ii) the Company and the Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "U.S. Underwriter" includes any person substituted for a U.S. Underwriter under this Section 10.

                  SECTION 11. Default by the Selling Stockholder. If the Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder then the U.S. Underwriters may, at the option of the U.S. Representatives, by notice from the U.S. Representatives to the Company, terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Stockholder so defaulting from liability, if any, in respect of such default.

                  In the event of a default by the Selling Stockholder as referred to in this Section 11, each of the U.S. Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectuses or in any other documents or arrangements.

                  SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at North Tower, World Financial Center, New York, New York 10281-1201, atten-
tion of [     ]; notices to the Company shall be directed to it at 19975 Victor
Parkway, Livonia, Michigan 48152, attention of Barry P. Hoffman, Esq., with a copy to Mark Thoman, Esq., McDermott, Will & Emery, 50 Rockefeller Plaza, New York, NY 10020; and notices to the Selling Stockholder shall be directed to it at c/o 2nd Floor, Block A, Russell Court, Saint Stephen's Green, Dublin 2, Ireland, with a copy to David Barnett, Esq., Consolidated Press Holdings Limited, 54-58 Park Street, Sydney, N.S.W., Australia.

                  SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement and the International Purchase Agreement, the Selling Stockholder (i) acknowledges that is has, by separate written instrument, designated and appointed, CT Corporation, 1633 Broadway, New York, New York 10019(the "Agent for Service") and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the International Purchase Agreement or the Prospectuses that may be instituted in any federal or state court in the Borough of Manhattan, City of New York, State of New York or brought under federal or state securities laws, and represents and warrants that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Agent for Service and written notice of said service to the Selling Stockholder in accordance with Section 12 shall be deemed in every respect effective service of process upon the Selling Stockholder, in any such suit or proceeding. The Selling Stockholder further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation appointment of the Agent for Service in full force and effect; provided that the Selling Stockholder may, and to the extent the Agent for Service ceases to be able to be served on the basis contemplated herein, shall by written notice to the Representatives, designate such additional or alternative agent for service of process under this Section 14 that (i) maintains an office in the Borough of Manhattan, City of New York, State of New York, and (ii) is either (x) counsel for the Company or U.S. Counsel for the Selling Stockholders or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process.

                  SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholder in accordance with its terms.

                                     Very truly yours,

                                     VALASSIS COMMUNICATIONS, INC.

                                     By_________________________________________
                                     Name:
                                     Title:


                                     CONPRESS INTERNATIONAL (NETHERLANDS
                                       ANTILLES) N.V.


                                     By_________________________________________
                                     Name:
                                     Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
DONALDSON LUFKIN & JENRETTE SECURITIES
            CORPORATION

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

By:_________________________
     Authorized Signatory

For themselves and as U.S. Representatives of the other U.S.
Underwriters named in Schedule A hereto.

                                   SCHEDULE A

                                                                    Number of
                                                                    Initial U.S.
                                                                    Securities
                                                                    ----------
Name of U.S. Underwriter
------------------------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.......................................

Morgan Stanley & Co. Incorporated..............................

Bear, Stearns & Co. Inc........................................

Donaldson, Lufkin & Jenrette Securities
  Corporation..................................................

                                                                    ----------
Total...........................................................    10,400,000

                                   SCHEDULE B

                          VALASSIS COMMUNICATIONS, INC.
                       10,400,000 Shares of Common Stock
                           (Par Value $.01 Per Share)

                  1. The public offering price per share for the U.S. Securities, determined as provided in said Section 2, shall be $-----------.

                  2. The purchase price per share for the U.S. Securities to be paid by the several U.S. Underwriters shall be $_____________, being an amount equal to the public offering price set forth above less $_____________ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                   SCHEDULE C

                          List of persons and entities
                               subject to lock-up

                                    [To Come]

                                                                       EXHIBIT A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                   (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under each of the U.S. Purchase Agreement and the International Purchase Agreement.

                  (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, such states having been identified to us in a certificate of the Company as the only states in which the Company owns or leases material properties or conducts material business.

                   (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or proxy statements previously filed with the Commission under the 1934 Act or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the Securities to be purchased by the Underwriters from the Selling Stockholder have been duly authorized and validly issued and are fully paid and non-assessable; and none of the Securities was issued in violation of the preemptive or other similar rights (under law, pursuant to the Company's charter or by-laws or, to our knowledge, by contract or other agreement to which the Company is a party).

                    (v) Under Delaware law, no holder of the Securities is or will be subject to personal liability solely by reason of being such a holder.

                   (vi) The sale of the Securities by the Selling Stockholder is not subject to any right of first refusal or other similar right (under law, pursuant to the Company's charter or by-laws or, to our knowledge, by contract or other agreement to which the Company is a party) of any securityholder of the Company.

                  (vii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by The Company.

                 (viii) Such counsel has been advised by the Commission that the Registration Statement, including any Rule 462(b) Registration Statement, was declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                   (ix) The Registration Statement, as of its effective date and including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, as of their dates and excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectuses, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion) appeared on their face to be responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; provided that the foregoing shall not be deemed to be an opinion regarding the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus.

                    (x) The documents incorporated by reference in the Prospectuses(other than the financial statements, supporting schedules and other financial statistical data included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission appeared on their face to be responsive in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; provided that the foregoing shall not be deemed to be an opinion regarding the accuracy, completeness or fairness of the statements contained in such documents.

                   (xi) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

                  (xii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, before or brought by any court or governmental agency, authority or body, involving the Company or its property of a character required to be disclosed in the Prospectuses which are not described as required or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the U.S. Purchase Agreement or the International Purchase Agreement or the performance by the Company of its obligations thereunder.

                 (xiii) The information in the Prospectuses under "Shares Eligible for Future Sale", "Principal and Selling Stockholders - Certain Transactions and Relationships" (except for information relating to the Option Agreement and the assignment thereof to the Selling Stockholder) and "Indemnification of Directors and Officers" in the Registration Statement under
Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  (xiv) The capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectuses under the caption "Description of Common Stock," and, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, the information under such caption has been reviewed by us and is correct in all material respects.

                  (xv) All statements in the Registration Statement describing any legal proceeding or contracts or other documents to which the Company or its subsidiaries are a party fairly summarize such proceedings, contracts or other documents; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other documents of a character required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereto or references thereto fairly summarize such matters.

                 (xvi) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

                  (xvii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as maybe required under the securities or blue sky laws of the various states or foreign countries, as to which we need express no opinion) is necessary or required of the Company in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement and the International Purchase Agreement or for the offering, sale or delivery of the Securities.

                  (xviii) Neither the sale of the Securities, nor the execution and performance of the U.S. Purchase Agreement and the International Purchase Agreement (A) will contravene any of the provisions of, or result in a default under, any agreement, franchise, license, indenture, mortgage, deed of trust, or other instrument of the Company or any of its subsidiaries known to us (which are listed on Schedule A hereto and which have been identified to such counsel in a certificate of the Company as all of the agreements and instruments which are material to the business or financial condition of the Company or any of its subsidiaries) to which the Company or any subsidiary is a party to by which the Company or any subsidiary is bound or to which the property of any of them is subject, and which contravention or default could reasonably be expected to have a Material Adverse Effect; (B) will violate any of the provisions of the charter or bylaws of the Company or any of its subsidiaries or (C) so far as it is known to us, violate any law, statute, order, judgment, order, writ, decree, rule or regulation of any regulatory or governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (except that we express no opinion with respect to any Federal, state or foreign securities laws or the policies underlying such laws).

                   (xix) The Company is not an "investment company" or an entity" controlled" by an "investment company," as such terms are defined in the 1940 Act.

                  During the course of the preparation of the Registration Statement and the Prospectuses, we have examined various documents and participated in conferences with representatives of and accountants for the Company, with representatives of the Selling Stockholder and their counsel and with representatives of the underwriters and their counsel, at which the contents of the Registration Statement and the Prospectuses and other related matters were discussed. Other than as set forth above, we have not verified, are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses. Such counsel advises you, however, that in the course of such counsel's examination and during the above-mentioned conferences, no facts have come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable),(except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the date such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     EXHIBIT B-1

           FORM OF OPINION OF U.S. COUNSEL FOR THE SELLING STOCKHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

                    (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any New York or United States federal court or governmental authority or agency (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as maybe necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the U.S. Purchase Agreement or the International Purchase Agreement or in connection with the offer, sale or delivery of the Securities by the Selling Stockholder to the Underwriters in accordance therewith.

                   (ii) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement (assuming each has been duly authorized, executed and delivered by all necessary action on the part of the Selling Stockholder) do not and will not result in any violation of the provisions of any New York or United States federal law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

                  (iii) Upon due delivery to the Underwriters of a certificate or certificates for the Securities, against receipt of the purchase price therefor as provided in the U.S. Purchase Agreement and the International Purchaser Agreement. the Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement valid title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (assuming that the Underwriters are without notice of any adverse claim as defined in the New York Uniform Commercial Code (the "Code"), and are purchasers for value in good faith for purposes of the Code and that such Underwriters are not limited by subsection (4) of Section 8-302 of the Code).

                   (iv) There is no New York State or New York City stamp duty, value-added tax or other tax or duty, payable by or on behalf of the Underwriters or the Selling Stockholder in connection with the sale and delivery by the Selling Stockholder of the Securities to the Underwriters contemplated by the U.S. Purchase Agreement and the International Purchase Agreement.

                    (v) The information in the Prospectuses under the captions "Principal and Selling Stockholders -- Certain Transactions and Relationships" relating to the Option Agreement and the assignment thereof to the Selling Stockholder and "Certain United States Tax Consequences," to the extent that such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by us and is correct in all material respects.

                                                                     EXHIBIT B-2

           FORM OF OPINION OF SPECIAL FOREIGN COUNSEL FOR THE SELLING
              STOCKHOLDER TO BE DELIVERED PURSUANT TO SECTION 5(c)

                    (i) The Selling Stockholder has been duly organized and is validly existing and is in good standing as a private limited liability company under the laws of the Netherlands Antilles. In addition the Selling Stockholder is in compliance with its organizational documents.

                   (ii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any Netherlands Antilles court or governmental authority or agency is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the U.S. Purchase Agreement or the International Purchase Agreement or in connection with the offer, sale or delivery of the Securities.

                  (iii) The Selling Stockholder has the full right, power and authority to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement. Each of the U.S. Purchase Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                   (iv) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholder or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

                    (v) To the best of our knowledge, the Selling Stockholder has valid and marketable title to the Securities to be sold by the Selling Stockholder pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement.

                   (vi) The Selling Stockholder and its obligations under the U.S. Purchase Agreement and the International Purchase Agreement are subject to civil and commercial law and to suit in the Netherlands Antilles and neither the Selling Stockholder nor any of its properties, assets or revenues has any right of immunity under the laws of the Netherlands Antilles or New York from any legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court of the Netherlands Antilles, New York or the United States from service of process, attachment on or prior to judgment or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the U.S. Purchase Agreement or the International Purchase Agreement, and, to the extent that the Selling Stockholder or any of Selling Stockholder's properties, assets or revenues may have or hereinafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Selling Stockholder has waived or has agreed to waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of the U.S. Purchase Agreement and the International Purchase Agreement.

                  (vii) the courts of the Netherlands Antilles will recognize and give effect to the choice of law of the State of New York as the law governing the U.S. Purchase Agreement and the International Purchase Agreement; the Selling Stockholder has the power to submit, and pursuant to the U.S. Purchase Agreement and the International Purchase Agreement has legally, validly, effectively and irrevocably submitted, to the nonexclusive personal jurisdiction of any federal or state court in the Borough of Manhattan, City of New York, State of New York, and has the power to designate, appoint and empower, and pursuant to the separate written instrument referred to in Section 14 of the Purchase Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process for any suit or proceeding based on or arising under the U.S. Purchase Agreement or the International Purchase Agreement in any federal or state court in the Borough of Manhattan, City of New York, State of New York, as provided in Section 14 of the Purchase Agreement.

                 (viii) the Underwriters are each entitled to sue as plaintiff in a court of the Netherlands Antilles for the enforcement of their respective rights under the U.S. Purchase Agreement or the International Purchase Agreement against the Selling Stockholder and such access to the courts of the Netherlands Antilles will not be subject to any conditions which are not applicable to residents of the Netherlands Antilles or a company incorporated in the Netherlands Antilles, other than the requirements to post a bond of guarantee with respect to court costs and legal fees if any such party does not own real property in the Netherlands Antilles.

[FORM OF LOCK-UP FROM DIRECTORS AND OFFICERS PURSUANT TO
SECTION 5(i)]

                                                                       EXHIBIT C

                                                    , 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
                  Corporation
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
          Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated

North Tower
World Financial Center
New York, New York  10281-1209

         Re:      Proposed Public Offering by Valassis
                  Communications, Inc.
                  ------------------------------------

Ladies and Gentlemen:

                  The undersigned, a stockholder and an officer and/or director of Valassis Communications, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fencer & Smith Incorporated ("Merrill Lynch") and Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., and Donaldson, Lufkin & Jenrette Securities Corporation propose to enter into a U.S. Purchase Agreement and an International Purchase Agreement (the "Purchase Agreements") with the Company and the Selling Stockholder providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreements that, during a period of 120 days from the date of each of the Purchase Agreements, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, pur-chase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer, directly or indirectly, any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, in each case, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.



                                            Very truly yours,

                                            Signature:__________________________

                                            Print Name:_________________________

                                                      Draft of June 26, 1997
================================================================================


                          VALASSIS COMMUNICATIONS, INC.
                            (a Delaware corporation)

                        3,250,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                        INTERNATIONAL PURCHASE AGREEMENT









Dated:  July   , 1997


================================================================================

                          VALASSIS COMMUNICATIONS, INC.
                            (a Delaware corporation)

                        3,250,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                        INTERNATIONAL PURCHASE AGREEMENT

                                                                          , 1997

MERRILL LYNCH INTERNATIONAL
Morgan Stanley & Co. International Limited
Bear, Stearns International Limited
Donaldson, Lufkin & Jenrette Securities
                    Corporation
  as Lead Managers of the several International Managers
c/o Merrill Lynch International
Ropemaker Place
25 Ropemaker Street
London EC2Y 9LY England

Ladies and Gentlemen:

                  Valassis Communications, Inc., a Delaware corporation (the "Company") and Conpress International (Netherlands Antilles) N.V., a Netherlands Antilles private limited liability company (the "Selling Stockholder") confirm their respective agreements with Merrill Lynch International ("Merrill Lynch") and each of the other international Underwriters named in Schedule A hereto (collectively, the "International Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Morgan Stanley & Co. International Limited, Bear, Stearns International Limited and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (in such capacity, the "Lead Managers"), with respect to (i) the sale by the Selling Stockholder and the purchase by the Lead Managers, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedule A hereto and (ii) the grant by the Selling Stockholder to the International Managers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 487,500 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 3,250,000 shares of Common Stock (the "Initial International Securities") to be purchased by the International Underwriters and all or any part of the 487,500 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "International Option Securities") are hereinafter called, collectively, the "International Securities."

                  It is understood that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "U.S. Purchase Agreement") providing for the offering by the Selling Stockholder of an aggregate of 9,750,000 shares of Common Stock (the "Initial U.S. Securities") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters") for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Donaldson, Lufkin & Jenrette Securities Corporation are acting as representatives (the "U.S. Representatives") and the grant by the Selling Stockholder to the U.S. Underwriters, acting severally and not jointly, of an option to purchase all or a part of the U.S. Underwriters' pro rata portion of up to 1,462,500 additional shares of Common Stock solely to cover over-allotments, if any (the "U.S. Option Securities" and, together with the International Option Securities, the "Option Securities"). The Initial U.S Securities and the U.S. Option Securities are hereinafter called the "U.S. Securities." It is understood that the Selling Stockholder is not obligated to sell and the International Managers are not obligated to purchase, any Initial International Securities unless all of the Initial U.S. Securities are contemporaneously purchased by the U.S. Underwriters.

                  The International Managers and the U.S. Underwriters are hereinafter collectively called the "Underwriters," the Initial U.S. Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and the U.S. Securities, and the International Securities are hereinafter collectively called the "Securities."

                  The Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (in such capacity, the "Global Coordinator").

                  The Company and the Selling Stockholder understand that the International Managers propose to make a public offering of the International Securities as soon as the Lead Managers deem advisable after this Agreement has been executed and delivered.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-28685) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or
(ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). Two forms of prospectus are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "Form of U.S. Prospectus") and one relating to the International Securities (the "Form of International Prospectus"). The Form of International Prospectus is identical to the Form of U.S. Prospectus, except for the front cover and back cover pages and the information under the captions "Underwriting" and "Available Information" and the inclusion in the Form of International Prospectus of a section under the caption "Certain United States Tax Consequences to Non-U.S. Holders." The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each Form of U.S. Prospectus and Form of International Prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final Form of U.S. Prospectus and the final Form of International Prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the forms first furnished to the Underwriters for use in connection with the offering of the Securities are herein called the "U.S. Prospectus" and the "International Prospectus," respectively, and collectively, the "Prospectuses." If Rule 434 is relied on, the terms "U.S. Prospectus" and "International Prospectus" shall refer to the preliminary U.S. Prospectus dated June 11, 1997 and the preliminary International Prospectus, dated June 11, 1997, respectively, each together with the applicable Term Sheet and all references in this Agreement to the date of such Prospectuses shall mean the date of the applicable Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the U.S. Prospectus, the International Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus (including the Form of U.S. Prospectus and Form of International Prospectus) or the Prospectuses, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectuses shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectuses, as the case may be.

                  SECTION 1.  Representations and Warranties.

                  (a) Representations and Warranties by the Company. The Company represents and warrants to each International Manager and the Selling Stockholder as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each International Manager and the Selling Stockholder, as follows:

                    (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b)

         Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectuses nor any amendments or supplements thereto at the time the Prospectuses or any such amendment or supplement was issued and at the Closing Time (and, if any International Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any International Manager through the Global Coordinator expressly for use in the Registration Statement or either of the Prospectuses.

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectuses delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (ii)    Incorporated Documents.  The documents
         incorporated or deemed to be incorporated by reference in the

         Registration Statement and the Prospectuses, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectuses, at the time the Registration Statement became effective, at the time the Prospectuses were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. Ernst & Young LLP, the accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                   (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectuses, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectuses present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                    (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and which are required to be disclosed in the Registration Statement and the Prospectuses, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. The only subsidiaries of the Company, considered in the aggregate as a single subsidiary, do not constitute a "significant subsidiary as defined in Rule 1-02 of Regulation S-X under the 1933 Act.

                 (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company at March 31, 1997 was as is set forth in the Prospectuses under the caption "Capitalization". The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholder, was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                   (ix) Authorization of Agreements. This Agreement and the U.S. Purchase Agreement have been duly authorized, executed and delivered by the Company.

                    (x) Absence of Manipulation. None of the Company or its subsidiaries or any of their respective officers and directors has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                   (xi) Authorization and Description of Securities. The Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectuses and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder.

                  (xii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the U.S. Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, and this Agreement and the U.S. Purchase Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments the effect of which conflict breach, default, Repayment Event, lien, charge or encumbrance would reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or any subsidiary or any of their assets, properties or operations of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xiii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, if determined adversely to the Company, would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the U.S. Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                   (xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectuses or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under this Agreement or the U.S. Purchase Agreement, in connection with the offering or sale of the Securities by the Selling Stockholder under this Agreement or the U.S. Purchase Agreement, or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities or blue sky laws.

                 (xvii) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business as described in the Prospectuses and are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess such Governmental Licenses or to comply therewith would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

                (xviii) Title to Property. Except as set forth in the Company's Revolving Credit Agreement, dated as of August 11, 1995, as amended, by and among the Company, the Banks (as defined therein) and Comercia Bank, as Agent for the Banks (the "Credit Agreement") and the schedules thereto, the Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectuses or (b) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Prospectuses, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of such leases or subleases, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Compliance with Tax Laws. All material income, payroll and sales tax returns required to be filed by the Company or any of its subsidiaries, in any jurisdiction, have been so filed, and all material taxes, including related withholding taxes, penalties and interest, assessments and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

                   (xx) Maintenance of Insurance. The Company and each of its subsidiaries maintain insurance policies or reserves with respect to such insurable properties, potential liabilities and occurrences that merit or require catastrophic insurance in amounts deemed adequate in the reasonable opinion of the Company's management; all such insurance policies are in full force and effect.

                  (xxi) Investment Company Act. The Company is not, and upon the sale of the Securities as herein contemplated will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxii) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                (xxiii)    Listing.  All of the Securities are listed on
         the New York Stock Exchange.

                 (xxiv) U.S. Real Property Interest. The Securities do not constitute a "United States real property interest" as defined in U.S. Internal Revenue Code Section 897(c)(1).

                  (b) Representations and Warranties by the Selling Stockholder. The Selling Stockholder represents and warrants to each International Manager and the Company as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each International Manager, as follows:

                    (i) Good Standing of the Selling Stockholder. The Selling Stockholder has been duly organized and is validly existing and is in good standing as a private limited liability company under the laws of the Netherlands Antilles.

                  (ii) Accurate Disclosure. To the extent that any statements or omissions made in the Registration Statement or Prospectuses, or any amendment or supplement thereto, are made in reliance and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use therein, each such part of the Registration Statement, when it became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such part of either of the Prospectuses, or of any amendments or supplements thereto, at the time it was issued and as of the Closing Time, did not include nor will it include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Stockholder is not prompted to sell the Securities to be sold by the Selling Stockholder hereunder in a manner which would constitute a violation of the 1933 Act, the 1934 Act or the respective rules and regulations thereunder by any material nonpublic information concerning the Company or any subsidiary of the Company known to the Selling Stockholder which is not set forth in the Prospectuses. The Company and the Underwriters acknowledge that the statements relating to such Selling Stockholder under the heading "Prospectus Summary--The Selling Stockholder and Related Transactions" and "Principal and Selling Stockholders" in the Registration Statement and the Prospectuses constitute the only information furnished by or on behalf of such Selling Stockholder for inclusion in the Registration Statement or any Prospectus.

                  (iii) Authorization of Agreements. The Selling Stockholder has the full right, power and authority to enter into this Agreement and the U.S. Purchase Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder and thereunder. The execution and delivery of this Agreement and the U.S. Purchase Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated in this Agreement and the U.S. Purchase Agreement and compliance by the Selling Stockholder with its obligations hereunder and thereunder have been duly authorized by the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Stockholder or any property or assets of the Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder may be bound, or to which any of the property or assets of the Selling Stockholder is subject the effect of which conflict, breach, default, lien, charge or encumbrance would reasonably be expected to have a material adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby or by the U.S. Purchase Agreement, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government in-strumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

                  (iv) Good and Valid Title. The Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement and the U.S. Purchase Agreement and other than the pledges of such Securities to Westpac Custodian Nominees Limited ("Westpac") as described in the Prospectuses, which pledges shall be fully released at the Closing Time with respect to the Securities or, with respect to Option Securities, on the Date of Delivery; and upon delivery of such Securities and payment of the purchase price therefor as herein and therein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and valid title to the Securities purchased by it from the Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                    (v) Absence of Manipulation. None of the Selling Stockholder, its affiliates or any of their respective officers or directors has taken, and none will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                   (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations under this Agreement or the U.S. Purchase Agreement, or in connection with its sale and delivery of the Securities under this Agreement or the U.S. Purchase Agreement or the consummation of the transactions contemplated by this Agreement and the U.S. Purchase Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities or blue sky laws.

                  (vii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by the Selling

         Stockholder pursuant to this Agreement and the U.S. Purchase Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been obtained and will be made available for delivery to the Underwriters pursuant to this Agreement and the U.S. Purchase Agreement.

                  (viii) No Association with NASD. Neither the Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc. which will participate in the offering or the distribution of the Securities.

                  (ix) No Transaction Taxes. None of (i) the U.S. Purchase Agreement or the U.S. Purchase Agreement or (ii) the issuance, sale and delivery of the Securities to the Underwriters upon payment therefor as contemplated by this Agreement and the U.S. Purchase Agreement are subject to any registration tax stamp duty or similar tax, duty, impost or levy imposed by any governmental agency of the Netherlands Antilles or any political subdivision thereof.

                  (x) Waiver of Immunities. The Selling Stockholder and its obligations under this Agreement and the U.S. Purchase Agreement are subject to civil and commercial law and suit in the Netherlands Antilles and neither the Selling Stockholder nor any of its properties, assets or revenues has any right of immunity under the laws of the Netherlands Antilles or New York from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court of the Netherlands Antilles, New York or the United States, from service of process, attachment upon or prior to judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or other matter arising out of or in connection with this Agreement or the U.S. Purchase Agreement and, to the extent that the Selling Stockholder or any of the Selling Stockholder's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which any such proceedings may at any time be commenced, the Selling Stockholder has waived or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14.

                  (xi) Consent to Jurisdiction; Appointment of Agent for Service of Process. The Selling Stockholder has the power to submit, and pursuant to this Agreement and the International Purchase Agreement has legally, validly, effectively and irrevocably submitted to the personal jurisdiction of any federal or state court in the Borough of Manhattan, City of New York, State of New York, and has the power to designate, appoint and empower, and pursuant to the separate written instrument referred to in Section 14, has legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process for any suit or proceeding based on or arising under this Agreement or the International Purchase Agreement in any federal or state court in the Borough of Manhattan, City of New York, State of New York, as provided in Section 14.

                  (xii) Enforceability of New York Judgment. There is no reason why the enforcement in the Netherlands Antilles of a judgment in respect of this Agreement or the International Purchase Agreement would be contrary to the laws of the Netherlands Antilles, national sovereignty or public policy or "good morals" (as set forth in the laws of the Netherlands Antilles) and the Selling Stockholder is not aware of any provision of this Agreement or the U.S. Purchase Agreement which would for any reason not be upheld by the courts of the Netherlands Antilles.

                 (xiii) No Real Property Interest. The Securities do not constitute a "United States real property interest" as defined in U.S. Internal Revenue Code section 897(c)(1).

                  (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Lead
Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Company to each International Manager as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Lead Managers or to counsel for the International Managers shall be deemed a representation and warranty by the Selling Stockholder as to the matters covered thereby.

                  SECTION 2. Sale and Delivery to International
                             Managers; Closing.

                  (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each International Manager, severally and not jointly, and each International Manager, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule B, that proportion of the number of Initial International Securities set forth in Schedule A, plus any additional number of Initial International Securities which such International Manager may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among such International Managers as the Lead Managers in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

                  (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the International Managers, severally and not jointly, to purchase up to an additional 1,462,500 shares of Common Stock, at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial International Securities but not payable on the International Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial International Securities upon notice by the Lead Managers to the Selling Stockholder setting forth the number of International Option Securities as to which the several International Managers are then exercising the option and the time and date of payment and delivery for such International Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Lead Managers, but shall not be later than seven full business days after the exercise of said option, unless otherwise agreed by the Lead Managers and the Selling Stockholder, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the International Option Securities, each of the International Managers, acting severally and not jointly, will purchase that proportion of the total number of International Option Securities then being purchased which the number of Initial International Securities set forth in Schedule A opposite the name of such International Manager bears to the total number of Initial

International Securities, subject in each case to such adjustments as the Lead Managers in their discretion shall make to eliminate any sales or purchases of fractional shares.

                  (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 or at such other place as shall be agreed upon by the Lead Managers and the Company and the Selling Stockholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Lead Managers and the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time").

                  In addition, in the event that any or all of the International Option Securities are purchased by the International Managers, payment of the purchase price for, and delivery of certificates for, such International Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Lead Managers and the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the Lead Managers to the Company and the Selling Stockholder.

                  Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to a bank account designated to the Global Coordinator not later than two business days preceding the Closing Time by the Selling Stockholder against delivery to the Lead Managers for the respective accounts of the International Managers of certificates for the Securities to be purchased by them. It is understood that each International Manager has authorized the Lead Managers, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial International Securities and the International Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the International Managers, may (but shall not be obligated to) make payment of the purchase price for the Initial International Securities or the International Option Securities, if any, to be purchased by any International Manager whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such International Manager from its obligations hereunder.

                  (d) Denominations; Registration. Certificates for the Initial International Securities and the International Op-tion Securities, if any, shall be in such denominations and registered in such names as the Lead Managers may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial International Securities and the International Option Securities, if any, will be made available for examination and packaging by the Lead Managers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

                  SECTION 3.  Covenants.

                  (a) Covenants. (a) Covenants of the Company. The Company covenants with each International Manager and with the Selling Stockholder as follows:

                  (i) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Lead Managers and the Selling Stockholder immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectuses or any amended Prospectuses shall have been filed,
         (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (ii) Filing of Amendments. The Company will give the Lead Managers and the Selling Stockholder notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule

         462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectuses included in the Registration Statement at the time it became effective or to the Prospectuses, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Lead Managers with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Lead Managers or counsel for the International Managers shall object.

                  (iii) Delivery of Registration Statements. The Company has furnished or will deliver to the Lead Managers and the Selling Stockholder and their respective counsel, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Lead Managers, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the International Managers. The copies of the Registration Statement and each amendment thereto furnished to the International Managers and the Selling Stockholder will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (iv) Delivery of Prospectuses. The Company has delivered to each International Manager, without charge, as many copies of each preliminary prospectus as such International Manager reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each International Manager, without charge, during the period when the International Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the International Prospectus (as amended or supplemented) as such International Manager may reasonably request. The International Prospectus and any amendments or supplements thereto furnished to the International Manager will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                    (v) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the

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






         Securities as contemplated in this Agreement, the U.S. Purchase Agreement and in the Prospectuses. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Lead Managers or for the Company, to amend the Registration Statement or amend or supplement the Prospectuses in order that the Prospectuses will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectuses in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
         Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectuses comply with such requirements, and the Company will furnish to the Lead Managers such number of copies of such amendment or supplement as the Lead Managers may reasonably request.

                   (vi) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Lead Managers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Lead Managers may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

                  (vii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order

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






         to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

                  (viii) Restriction on Sale of Securities. During a period of 120 days from the date of the Prospectuses, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold under this Agreement and the International Purchase Agreement, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectuses, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectuses or incorporated by reference therein or in any Proxy Statement filed with the Commission, in each case, as in effect on the date hereof or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, in each case, as in effect on the date hereof.

                   (ix) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                    (x) Reports Furnished. For a period of two years after the Closing Time, the Company will furnish to you and, upon request, to each other Underwriter, copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Com-mission, and such other documents, reports and information as shall be furnished by the Company to its stockholders generally.

                  (b) Covenants of the Selling Stockholder. The Selling Stockholder covenants with each U.S. Underwriter as follows:

                    (i) Restriction on Sale of Securities. During a period of 120 days from the date of the Prospectuses, the Selling Stockholder will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, in each case, whether now owned or hereafter acquired, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly the economic consequence or ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or under the U.S. Purchase Agreement,
         (B) sales of Common Stock to the Company pursuant to the Option Agreement dated May 9, 1996 among the Company, Conpress Cayman LDC and Consolidated Press International Limited, as assigned tot he Selling Stockholder by an assignment dated June 5, 1997, as in effect on the date hereof (provided that such sales do not exceed, in the aggregate, 808,400 shares), (C) the pledge of Common Stock to a bank pursuant to a credit facility of the Selling Stockholder or any of its affiliates and
         (D) any transfers to affiliates of the Selling Stockholder.

                   (ii) Indemnification for Stamp Taxes. The Selling Stockholder agrees to indemnify and hold harmless the Underwriters against any documentary, stamp or similar transfer or issue tax, or fees, including any interest and penalties, which are or may be required to be paid on or in connection with the Offering and sale of the Securities by the Underwriters or on the execution or delivery of this Agreement and the U.S. Purchase Agreement.

                  SECTION 4. Payment of Expenses.

                  (a) Expenses. Subject to Section 4(b) below, the Company and the Selling Stockholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, the U.S. Purchase Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the transfer of the Securities between the International Managers and the International Managers, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheets and of the Prospectuses and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto,(viii) the fees and expenses of any transfer agent or registrar for the Securities,
(ix) the fees and expenses incurred in connection with any listing of any Securities on the New York Stock Exchange, (x) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, (xi) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (xii) the fees and disbursements of the Selling Stockholder's counsel, accountants and other advisors.

                  (b) Expenses paid by the Selling Stockholder. The Company and the Selling Stockholder have agreed that the Selling Stockholder will be responsible for the payment of all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this

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






Agreement, excluding the fees and disbursements of the Company's counsel, accountants and other advisors.

                  (c) Termination of Agreement. If this Agreement is terminated by the Lead Managers in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Stockholder shall reimburse the International Managers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the International Managers.

                  (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Stockholder may make for the sharing of such costs and expenses.

                  SECTION 5. Conditions of International Managers' Obligations. The obligations of the several International Managers hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by each of the Company and the Selling Stockholder of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

                  (b) Opinion of Counsel for Company. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of McDermott, Will & Emery, counsel for the Company, in form and substance reasonably satisfactory to counsel for the International Man-

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         agers, together with signed or reproduced copies of such letter for each of the other International Managers to the effect set forth in Exhibit A hereto and to such further effect as counsel to the International Managers may reasonably request.

                  (c) Opinions of Counsel for the Selling Stockholder. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Debevoise & Plimpton, U.S. counsel for the Selling Stockholder, in form and substance reasonably satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers to the effect set forth in Exhibit B-1 hereto and to such further effect as counsel to the International Managers may reasonably request. In addition, at Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Halley, Blaauw & Navarro, special Netherlands Antilles counsel for the Selling Stockholder, in form and substance satisfactory to counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Manager to the effect set forth in Exhibit B-2 hereto and to such further effect as counsel to the International Managers may reasonably request.

                  (d) Opinion of Counsel for Underwriters. At Closing Time, the Lead Managers shall have received the favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel, counsel for the International Managers, together with signed or reproduced copies of such letter for each of the other International Managers with respect to the matters set forth in clauses (i), (ii), (v), (vii), (viii),
         (ix), (xi) and (xiv) (solely as to the information in the Prospectuses under "Description of Common Stock") and the penultimate paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Lead Managers. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                  (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condi-

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






         tion, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Lead Managers and the Selling Stockholder shall have received a certificate of President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

                  (f) Certificate of Selling Stockholder. At Closing Time, the Lead Managers shall have received a certificate of a managing director of the Selling Stockholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Stockholder contained in Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

                  (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Lead Managers shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Lead Managers, together with signed or reproduced copies of such letter for each of the other International Managers containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectuses.

                  (h) Bring-down Comfort Letter. At Closing Time, the Lead Managers shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three (four, if the pricing occurs after 4:30 p.m. (Eastern

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






         time) on any given day) business days prior to Closing Time.

                  (i) Lock-up Agreements. At the date of this Agreement, the Lead Managers shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

                  (j) Release of Pledge. The pledges (the "Pledges") of the Securities by the Selling Stockholder to Westpac, as described in the Prospectuses and pursuant to a Stock Pledge Agreements between the Selling Stockholder and Westpac, will be fully and completely released on or prior to the Closing Time. The Lead Managers shall have received such documents as reasonably required to evidence the full and complete release by Westpac of the Pledges to Westpac.

                  (k) Consummation of Sale of U.S. Securities. The sale of the U.S. Securities pursuant to the U.S. Purchase Agreement shall have been consummated simultaneously with the sale of the International Securities hereby.

                  (l) No Objection. The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements contemplated by this Agreement.

                  (m) Treasury Certificate. The Company shall have furnished to the Selling Stockholder and the U.S. Representatives a certificate dated as of the Closing Time (x) pursuant to U.S. Treasury Regulation section 1.897-2(g) stating that the Securities do not constitute a United States real property interest and (y) stating that the Company has complied with the requirements of U.S. Treasury Regulation section 1.897-2(h)(2) or 1.897-2(h)(4) in relation to the statement referred to in clause (x) of this paragraph.

                  (n) Conditions to Purchase of International Option Securities. In the event that the International Managers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the International Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Lead Managers and, in the case of items referred to in clauses

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






         (i), (vi) and (vii) of this Section, the Selling Stockholders, shall have received:

                   (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Selling Stockholder. A certificate, dated such Date of Delivery, of a managing director of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

                 (iii) Opinion of Counsel for Company. The favorable opinion of McDermott, Will & Emery, counsel for the Company, in form and substance reasonably satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iv) Opinions of Counsel for the Selling Stockholder. The favorable opinion of each of (i) Debevoise & Plimpton, U.S. counsel for the Selling Stockholder, and (ii) Halley, Blaauw & Navarro, special Netherlands Antilles counsel for the Selling Stockholder, each opinion in form and substance reasonably satisfactory to counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
         Section 5(c) hereof.

                   (v) Opinion of Counsel for Underwriters. The favorable opinion of Cahill Gordon & Reindel, counsel for the International Managers, dated such Date of Delivery, relating to the International Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (vi) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Lead Managers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Lead Managers pursuant to Section 5(h) hereof, except that the "specified date" in the letter

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






         furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

                  (vii) Treasury Certificate. A certificate dated such Date of Delivery to the same effect as the certificate required by Section 5(m) hereof.

                  (o) Additional Documents. At Closing Time and at each Date of Delivery counsel for the International Managers shall have been furnished with such information, certificates and documents and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all corporate proceedings taken by the Company and the Selling Stockholder in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the International Managers.

                  (p) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of International Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several International Managers to purchase the relevant International Option Securities, may be terminated by the U.S. Representatives by notice to the Company and the Selling Stockholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 6 and 7 shall survive any such termination and remain in full force and effect.

                  (q) Selling Stockholder. The certificates and letters to be delivered to the Selling Stockholder pursuant to subsections (e), (g),
         (h), (m) and (n)(i), (vi) and (vii) of this Section 5 shall be deemed to be adequately delivered for purposes of this Agreement and the U.S. Purchase Agreement if such certificate or letter is addressed to the Selling Stockholder and is otherwise substantially similar to the corresponding certificate or letter to be delivered to the Underwriters.

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






                  SECTION 6. Indemnification.

                  (a) Indemnification of International Managers by the Company. The Company agrees to indemnify and hold harmless each International Manager and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the "International Manager Indemnities") as follows:

                   (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to the fifth sentence of Section 6(d), the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (i) this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or al-

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






leged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) and (ii) that, as to any preliminary prospectus, this indemnity agreement shall not inure to the benefit of any International Manager on account of any loss, claim, damage, liability or action arising from the fact that such International Manager sold Securities to a person as to whom the Company shall sustain the burden of proving that such person was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus, which was corrected in the Prospectus or in the Prospectus as then amended or supplemented and the claims asserted by such person do not include allegations of other untrue statements or omissions made in such preliminary prospectus which was not corrected in the Prospectus or in the Prospectus as then amended or supplemented which allegations are upheld by a final judgment.

                  (b) Indemnification of the International Managers by the Selling Stockholder. Subject to Section 6(g), the Selling Stockholder agrees to indemnify and hold harmless each of the International Manager Indemnities and each person, if any, who controls any International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                  (c) Indemnification of Company, Directors and Officers and Selling Stockholder. Each International Manager severally agrees to indemnify and hold harmless the Company, its

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






directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the "Company Indemnities"), and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act (collectively, the "Selling Stockholder Indemnities") against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

                  (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to any Company Indemnitees shall be satisfactory to the Company and counsel to any Selling Stockholder Indemnitees shall be satisfactory to the Selling Stockholder. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying parties receiving the notice required under the first sentence hereof, may assume the defense of such action at its own expense with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereaf-

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






ter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability on all claims that were or could have been made by all parties to such claim, arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, provided, however, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by this Section 6(e) effected without its written consent if (x) such indemnifying party reimburses such indemni fied party in accordance with such request to the extent it considers such request to be reasonable; and (y) such indemnifying party provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to indemnification.

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






                  (g) Selling Stockholder's Limitation. The Selling Stockholder shall not be responsible for the payment of an amount, pursuant to this Section 6, which exceeds the aggregate gross proceeds (net of underwriting discount) to the Selling Stockholder from the sale of the Securities by the Selling Stockholder hereunder.

                  SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall severally contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred,
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the International Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discount received by the International Managers, in each case as set forth on the cover of the International Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the International Securities as set forth on such cover.

                  The relative fault of the Company and the Selling Stockholder on the one hand and the International Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the International Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the foregoing provisions of this Section 7,
(A) no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the International Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Manager has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission and (B) the Selling Stockholder shall not be required to contribute any amount under this Section 7 (i) in excess of the amount by which the gross proceeds (net of underwriting discount) to the Selling Stockholder from the sale of the Securities by the Selling Securities hereunder exceeds the aggregate amount that the Selling Stockholder has otherwise paid pursuant to Section 6(b) and (ii) except to the extent the Selling Stockholder would have been liable to indemnify under Section 6 if such indemnification were enforceable under applicable law.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 7, each person, if any, who controls an International Manager within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such International Manager, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20

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






of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. The International Managers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint.

                  The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholder with respect to contribution.

                  SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any International Manager or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the U.S. Securities to the International Managers.

                  SECTION 9.  Termination of Agreement.

                  (a) Termination; General. The Lead Managers may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectuses, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lead Managers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities

Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

                  (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 6 and 7 shall survive such termination and remain in full force and effect.

                  SECTION 10. Default by One or More of the Underwriters. If one or more of the International Managers shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Lead Managers shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting International Managers, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Lead Managers shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the number of International Securities to be purchased on such date, each of the non-defaulting International Managers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting International Managers, or

                  (b) if the number of Defaulted Securities exceeds 10% of the number of International Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the International Managers to purchase and of the Company and of the Selling Stockholder to sell the International Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting International Manager.

                  No action taken pursuant to this Section shall relieve any defaulting International Manager from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the International Managers to purchase and the Company to sell the relevant International Option Securities, as the case may be, either (i) the Lead Managers or (ii) the Company and the Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements. As used herein, the term "International Manager" includes any person substituted for an International Manager under this Section 10.

                  SECTION 11. Default by the Selling Stockholder. If the Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder then the International Managers may, at the option of the U.S. Representative's, by notice from the Lead Managers to the Company, terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 4, 6 and 7 shall remain in full force and effect. No action taken pursuant to this Section 11 shall relieve the Selling Stockholder so defaulting from liability, if any, in respect of such default.

                  In the event of a default by the Selling Stockholder as referred to in this Section 11, each of the Lead Managers and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectuses or in any other documents or arrangements.

                  SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the International Managers shall be directed to the Lead Managers at North Tower, World Financial Center, New York, New York 10281-1201, attention of Barry P. Hoffman, Esq., with a copy to Mark Thoman, Esq., McDermott, Will & Emery, 50 Rockefeller Plaza, New York, NY 10020; and notices to the Selling Stockholder shall be directed to it at c/o 2nd Floor, Block A, Russell Court, Saint Stephen's Green, Dublin 2, Ireland, with a copy to David Barnett, Esq., Consolidated Press Holdings Limited, 54-58 Park Street, Sydney, N.S.W., Australia.

                  SECTION 13. Parties. This Agreement shall each insure to the benefit of and be binding upon the International Managers, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the International Managers, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the International Managers, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any International Managers shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 14. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement and the U.S. Purchase Agreement, the Selling Stockholder (i) acknowledges that is has, by separate written instrument, designated and appointed CT Corporation, 1633 Broadway, New York, New York 10019 (the "Agent for Service") and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the U.S. Purchase Agreement or the Prospectuses that may be instituted in any federal or state court in the Borough of Manhattan, City of New York, State of New York or brought under federal or state securities laws, and represents and warrants that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon the Agent for Service and written notice of said service to the Selling Stockholder in accordance with Section 12 shall be deemed in every respect effective service of process upon the Selling Stockholder, in any such suit or proceeding. The Selling Stockholder further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation appointment of the Agent for Service in full force and effect; provided that the Selling Stockholder may, and to the extent the Agent for Service ceases to be able to be served on the basis contemplated herein, shall by written notice to the Lead Managers, designate such additional or alternative agent for service of process under this Section 14 that (i) maintains an office in the Borough of Manhattan, City of New York, State of New York, and (ii) is either (x) counsel for the Company or U.S. Counsel for the Selling Stockholders or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process.

                  SECTION 15. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                  SECTION 16. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the International Managers, the Company and the Selling Stockholder in accordance with its terms.

                                                 Very truly yours,

                                                 VALASSIS COMMUNICATIONS, INC.

                                                 By
                                                   ---------------------------
                                                 Name:
                                                 Title:

                                                 CONPRESS INTERNATIONAL
                                                   (Netherlands Antilles) N.V.

                                                 By
                                                   ---------------------------
                                                 Name:
                                                 Title:

CONFIRMED AND ACCEPTED,
     as of the date first above written:

MERRILL LYNCH INTERNATIONAL
MORGAN STANLEY & CO. INTERNATIONAL LIMITED
BEAR, STEARNS INTERNATIONAL LIMITED
DONALDSON LUFKIN & JENRETTE SECURITIES
            CORPORATION

By: MERRILL LYNCH INTERNATIONAL

By:_________________________
     Authorized Signatory

For themselves and as Lead Managers of the other International Managers named in Schedule A hereto.

                                   SCHEDULE A


                                                                                Number of
                                                                                Initial
                                                                                International
Name of International Manager                                                   Securities
-----------------------------                                                   ----------

Merrill Lynch International.....................................................

Morgan Stanley & Co. International Limited......................................

Bear, Stearns International Limited.............................................

Donaldson, Lufkin & Jenrette Securities Corporation.............................

                                                                                ----------

Total........................................................................... 3,250,000






                                     S-A-1

                                   SCHEDULE B

                          VALASSIS COMMUNICATIONS, INC.

                        3,250,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                  1. The public offering price per share for the In ternational Securities, determined as provided in said Section 2, shall be $___________.

                  2. The purchase price per share for the International Securities to be paid by the several International Managers shall be $_____________, being an amount equal to the public offering price set forth above less $_____________ per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.



                                     S-B-1

                                   SCHEDULE C

                          List of persons and entities
                               subject to lock-up

                                    [TO COME]



                                     S-D-1

                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                   (ii) The Company has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under each of the U.S. Purchase Agreement and the International Purchase Agreement.

                  (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, such states having been identified to us in a certificate of the Company as the only states in which the Company owns or leases material properties or conducts material business.

                   (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectuses or proxy statements previously filed with the Commission under the 1934 Act or pursuant to the exercise of convertible securities or options referred to in the Prospectuses); the Securities to be purchased by the Underwriters from the Selling Stockholder have been duly authorized and validly issued and are fully paid and non-assessable; and none of the Securities was issued in violation of the preemptive or other similar rights (under law, pursuant to the Company's charter or by-laws or, to our knowledge, by contract or other agreement to which the Company is a party).

                    (v) Under Delaware law, no holder of the Securities is or will be subject to personal liability solely by reason of being such a holder.

                  (vi) The sale of the Securities by the Selling Stockholder is not subject to any right of first refusal or other similar right (under law, pursuant to the Company's charter or by-laws or, to our knowledge, by contract or other agreement to which the Company is a party) of any securityholder of the Company.

                  (vii) The U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized, executed and delivered by The Company.

                 (viii) Such counsel has been advised by the Commission that the Registration Statement, including any Rule 462(b)Registration Statement, was declared effective under the 1933 Act; any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

                   (ix) The Registration Statement, as of its effective date and including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectuses, as of their dates and excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectuses, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which we express no opinion) appeared on their face to be responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations; provided that the foregoing shall not be deemed to be an opinion regarding the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus.

                    (x) The documents incorporated by reference in the Prospectuses (other than the financial statements, supporting schedules and other financial statistical data included therein or omitted therefrom, as to which we need express no opinion), when they were filed with the Commission appeared on their face to be responsive in all material respects to the requirements of the 1934 Act and the rules and regulations of the Commission thereunder; pro-vided that the foregoing shall not be deemed to be an opinion regarding the accuracy, completeness or fairness of the statements contained in such documents.

                   (xi) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

                  (xii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, authority or body, involving the Company or its property of a character required to be disclosed in the Prospectus which are not described as required or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the U.S. Purchase Agreement or the International Purchase Agreement or the performance by the Company of its obligations thereunder.

                 (xiii) The information in the Prospectuses under "Shares Eligible for Future Sale", "Principal and Selling Stockholders - Certain Transactions and Relationships" (except for information relating to the Option Agreement and the assignment thereof to the Selling Stockholder) and "Indemnification of Directors and Officers" in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

                  (xiv) The capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectuses under the caption "Description of Common Stock," and, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, the information under such caption has been reviewed by us and is correct in all material respects.

                  (xv) All statements in the Registration Statement describing any legal proceeding or contracts or other documents to which the Company or its subsidiaries are a party fairly summarize such proceedings, contracts or other documents; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other documents of a character required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereto or references thereto fairly summarize such matters.

                  (xvi) To the best of our knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectuses or filed or incorporated by reference as an exhibit to the Registration Statement.

                (xvii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as maybe required under the securities or blue sky laws of the various states or foreign countries, as to which we need express no opinion) is necessary or required of the Company in connection with the due authorization, execution and delivery of the U.S. Purchase Agreement and the International Purchase Agreement or for the offering, sale or delivery of the Securities.

                  (xviii) Neither the sale of the Securities, nor the execution and performance of the U.S. Purchase Agreement and the International Purchase Agreement (A) will contravene any of the provisions of, or result in a default under, any agreement, franchise, license, indenture, mortgage, deed of trust, or other instrument of the Company or any of its subsidiaries known to us (which are listed on Schedule A hereto and which have been identified to such counsel in a certificate of the Company as all of the agreements and instruments which are material to the busi-ness or financial condition of the Company or any of its subsidiaries) to which the Company or any subsidiary is a party to by which the Company or any subsidiary is bound or to which the property of any of them is subject, and which contravention or default could reasonably be expected to have a Material Adverse Effect; (B) will violate any of the provisions of the charter or bylaws of the Company or any of its subsidiaries or (C) so far as it is known to us, violate any law, statute, order, judgment, order, writ, decree, rule or regulation of any regulatory or governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (except that we express no opinion with respect to any Federal, state or foreign securities laws or the policies underlying such laws).

                   (xix) The Company is not an "investment company" or an entity" controlled" by an "investment company," as such terms are defined in the 1940 Act.

                  During the course of the preparation of the Registration Statement and the Prospectuses, we have examined various documents and participated in conferences with representatives of and accountants for the Company, with representatives of the Selling Stockholder and their counsel and with representatives of the underwriters and their counsel, at which the contents of the Registration Statement and the Prospectuses and other related matters were discussed. Other than as set forth above, we have not verified, are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectuses. Such counsel advises you, however, that in the course of such counsel's examination and during the above-mentioned conferences, no facts have come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable),(except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the date such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the time the Prospectuses were issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                     Exhibit B-1

           FORM OF OPINION OF U.S. COUNSEL FOR THE SELLING STOCKHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(c)

                    (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any New York or United States federal court or governmental authority or agency (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as maybe necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the U.S. Purchase Agreement or the International Purchase Agreement or in connection with the offer, sale or delivery of the Securities by the Selling Stockholder to the Underwriters in accordance therewith.

                   (ii) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement (assuming each has been duly authorized, executed and delivered by all necessary action on the part of the Selling Stockholder) do not and will not result in any violation of the provisions of any New York or United States federal law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

                  (iii) Upon due delivery to the Underwriters of a certificate or certificates for the Securities, against receipt of the purchase price therefor as provided in the U.S. Purchase Agreement and the International Purchaser Agreement. the Selling Stockholder will transfer to the Underwriters who have purchased such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement valid title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind (assuming that



                                     B-1-1
         the Underwriters are without notice of any adverse claim as defined in the New York Uniform Commercial Code (the "Code"), and are purchasers for value in good faith for purposes of the Code and that such Underwriters are not limited by subsection (4) of Section 8-302 of the
         Code).

                  (iv) There is no New York State or New York City stamp duty, value-added tax or other tax or duty, payable by or on behalf of the Underwriters or the Selling Stockholder in connection with the sale and delivery by the Selling Stockholder of the Securities to the Underwriters contemplated by the U.S. Purchase Agreement and the International Purchase Agreement.

                    (v) The information in the Prospectuses under the captions "Principal and Selling Stockholders -- Certain Transactions and Relationships" relating to the Option Agreement and the assignment thereof to the Selling Stockholder and "Certain United States Tax Consequences," to the extent that such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by us and is correct in all material respects.



                                     B-1-2

                                                                     Exhibit B-2

           FORM OF OPINION OF SPECIAL FOREIGN COUNSEL FOR THE SELLING
              STOCKHOLDER TO BE DELIVERED PURSUANT TO SECTION 5(c)

                    (i) The Selling Stockholder has been duly organized and is validly existing and is in good standing as a private limited liability company under the laws of the Netherlands Antilles. In addition the Selling Stockholder is in compliance with its organizational documents.

                   (ii) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any Netherlands Antilles court or governmental authority or agency is necessary or required to be obtained by the Selling Stockholder for the performance by the Selling Stockholder of its obligations under the U.S. Purchase Agreement or the International Purchase Agreement or in connection with the offer, sale or delivery of the Securities.

                  (iii) The Selling Stockholder has the full right, power and authority to enter into and perform its obligations under the U.S. Purchase Agreement and the International Purchase Agreement. Each of the U.S. Purchase Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder.

                   (iv) The execution, delivery and performance of the U.S. Purchase Agreement and the International Purchase Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the U.S. Purchase Agreement, the International Purchase Agreement and in the Registration Statement and compliance by the Selling Stockholder with its obligations under the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized by all necessary action on the part of the Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the



                                     B-2-1

         Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Stockholder or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

                    (v) To the best of our knowledge, the Selling Stockholder has valid and marketable title to the Securities to be sold by the Selling Stockholder pursuant to the U.S. Purchase Agreement and the International Purchase Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the U.S. Purchase Agreement and the International Purchase Agreement.

                   (vi) The Selling Stockholder and its obligations under the U.S. Purchase Agreement and the International Purchase Agreement are subject to civil and commercial law and to suit in the Netherlands Antilles and neither the Selling Stockholder nor any of its properties, assets or revenues has any right of immunity under the laws of the Netherlands Antilles or New York from any legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court of the Netherlands Antilles, New York or the United States from service of process, attachment on or prior to judgment or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the U.S. Purchase Agreement or the International Purchase Agreement, and, to the extent that the Selling Stockholder or any of Selling Stockholder's properties, assets or revenues may have or hereinafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Selling Stockholder has waived or has agreed to waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 14 of the U.S. Purchase Agreement and the International Purchase Agreement.



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                  (vii) the courts of the Netherlands Antilles will recognize and give effect to the choice of law of the State of New York as the law governing the U.S. Purchase Agreement and the International Purchase Agreement; the Selling Stockholder has the power to submit, and pursuant to the U.S. Purchase Agreement and the International Purchase Agreement has legally, validly, effectively and irrevocably submitted, to the nonexclusive personal jurisdiction of any federal or state court in the Borough of Manhattan, City of New York, State of New York, and has the power to designate, appoint and empower, and pursuant to the separate written instrument referred to in Section 14 of the Purchase Agreement, has legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process for any suit or proceeding based on or arising under the U.S. Purchase Agreement or the International Purchase Agreement in any federal or state court in the Borough of Manhattan, City of New York, State of New York, as provided in Section 14 of the Purchase Agreement.

                 (viii) the Underwriters are each entitled to sue as plaintiff in a court of the Netherlands Antilles for the enforcement of their respective rights under the U.S. Purchase Agreement or the International Purchase Agreement against the Selling Stockholder and such access to the courts of the Netherlands Antilles will not be subject to any conditions which are not applicable to residents of the Netherlands Antilles or a company incorporated in the Netherlands Antilles, other than the requirements to post a bond of guarantee with respect to court costs and legal fees if any such party does not own real property in the Netherlands Antilles.



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[Form of lock-up from directors and officers pursuant to Section 5(i)]

                                                                       Exhibit C

                                                    , 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
                  Corporation
  as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

         Re: Proposed Public Offering by Valassis
             Communications, Inc.

Ladies and Gentlemen:

                  The undersigned, a stockholder and an officer and/or director of Valassis Communications, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fencer & Smith Incorporated ("Merrill Lynch") and Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., and Donaldson, Lufkin & Jenrette Securities Corporation propose to enter into a U.S. Purchase Agreement and an International Purchase Agreement (the "Purchase Agreements") with the Company and the Selling Stockholder providing for the public offering of shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreements that, during a period of 120 days from the date of each of the Purchase Agreements, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, pur-



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chase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer, directly or indirectly, any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, in each case, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

                                                 Very truly yours,

                                                 Signature:_____________________

                                                 Print Name:____________________



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